SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K



                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): October 29, 1996



                     STIFEL FINANCIAL CORP.
     (Exact Name of Registrant as specified in its Charter)



      Delaware               1-9305              43-1273600
     (State of          (Commission File        (IRS Employer
   Incorporation)           Number)          Identification No.)



                       500 North Broadway
                 St. Louis, Missouri 63102-2188
  (Address of principal executive offices, including zip code)




                         (314) 342-2000
      (Registrant's telephone number, including area code)

Item 4.  Changes In Registrant's Certifying Accountants

     The Board of Directors of Stifel Financial Corp. (the "Registrant"), upon the recommendation of its Audit Committee, determined to replace Coopers & Lybrand L.L.P. ("Coopers") as the Registrant's independent auditors for the year ended December 31, 1996. Coopers confirmed that its client-auditor relationship with Registrant ceased on October 29, 1996. The Coopers audit reports on the consolidated financial statements of the Registrant as of and for the two years ended December 31, 1995, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with its audit of the Registrant's financial statements as of December 31, 1995 and for the year then ended, Coopers recommended that Registrant record certain adjustments which had the effect of changing previously reported unaudited results of operations for the year ending 1995. Registrant engaged in numerous discussions with Coopers regarding the basis of and rationale for the adjustments. Following these discussions the Registrant agreed with the recommendations of Coopers and recorded the recommended adjustments. These adjustments included the write-down of fixed assets, employee compensation and benefits and the valuation of investments. After giving effect to all adjustments recommended by Coopers, previously reported unaudited net income was reduced by $222,000 for the year ended December 31, 1995.

     The details concerning these adjustments and their impact on Registrant's financial statements were previously reported to the Securities and Exchange Commission. The 1995 quarterly results, as adjusted, are presented in Registrant's Annual Report to Stockholders for the year ended December 31, 1995, ("Registrant's 1995 Annual Report") which was incorporated by reference in Registrant's Form 10-K for the year ended December 31, 1995. Registrant's 1995 Annual Report is attached as an exhibit to this report and incorporated herein by reference. Coopers discussed the subject matter of the adjustments with Registrant's Audit Committee on April 22, 1996. In connection with that discussion, Coopers reported to Registrant's Audit Committee in writing on April 22, 1996, that in connection with the audit of the financial statements for the year ended December 31, 1995, "there were no disagreements with [Coopers] by management regarding audited financial statements or other accounting matters."

     Coopers has advised Registrant, in connection with this filing, that the adjustments described above, which were made by the Registrant at the recommendation of Coopers, constitute disagreements between personnel of Registrant responsible for the presentation of its financial statements and personnel of Coopers responsible for rendering its report on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Coopers, would have caused it to make reference to the subject matter thereof in connection with its report.

     Registrant has authorized Coopers to respond fully to the inquiries of the successor independent auditor concerning the subject matter of each of the adjustments. During the two years ended December 31, 1995, and through October 29, 1996, the independent auditor expected to be retained to replace Coopers has not been engaged by Registrant for any auditing work or consulting on any matter.

Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits

  (a)   Financial Statements of Businesses Acquired.

      None.

  (b)   Pro Forma Financial Information.

      None.

  (c)   Exhibits.

     Exhibit 13: Certain portions of the Annual Report to Shareholders for the year ended December 31, 1995 incorporated herein by reference to
                    Exhibit 13 to the Registrant's Report on Form 10-K for the year ended December 31, 1995.

     Exhibit 16.1: Letter from Coopers & Lybrand L.L.P. to the Registrant to confirm that the client-auditor relationship has ceased, filed herewith.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STIFEL FINANCIAL CORP.



Date:  November 1, 1996       By:       /s/  Stephen J. Bushmann
                              Name:    Stephen J. Bushmann
                              Title:   Chief Financial Officer